UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Item 1. Report to Stockholders.

Annual Report
For the year ended
October 31, 2004

EDGAR LOMAX VALUE FUND
Annual Report
October 31, 2004

Dear Fellow Shareholder:

It is our pleasure to report on the developments of the Edgar Lomax Value Fund over the past twelve months, a year that contributed nicely to the already strong long-term results of the Fund. Specifically, for the 1- and 5-year periods ended this past October 31, the Fund’s average annual total returns are 9.39% and 2.11% compared to S&P 500 respective returns of 9.44% and -2.25%. From its opening on December 12, 1997, the Fund has produced a total annualized return of 4.23% versus an S&P 500 return of 4.01%. These numbers, and the resulting increase in interest in our investment program, have brought Fund assets to $12.8 million.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524.

Before continuing, you will be pleased to know that, effective November 1, 2004, we have once again lowered the Fund’s maximum expense level (1.14% of Fund assets annually, from the previous 1.23%) and, consequently, will pass along to you a greater share of the Fund’s investment results. You may recall we first lowered expenses in January 2001 and, earlier this year, instituted a voluntary waiver of a portion of our management fee if ever our trailing 3-year performance is less than that of the S&P/Barra Value index (a subset of the S&P 500 index designed to gauge the performance of large, “value” stocks). Further, you can expect us to continue to look for ways to serve you better.

One of the hallmarks of a Lomax portfolio is the expectation that it will come through when you need it most—that is, during sharp market declines it should limit any losses. That certainly was the case in the 2000-2002 “bear” market. While the S&P 500 lost -14.58% per year over that 3-year period, the Fund declined a modest -3.65% per annum.

Given our solid bear market performance, the following fact might surprise you: over the last nearly-five years, we have witnessed small-company stocks (and, particularly, small-cap “value”) absolutely dominate all other investment styles, including our large-cap value style. For example, the large-cap S&P 500/Barra Value index rose 0.89% annually from January 1, 2000 through October 31, 2004. Its small-cap value companion index, the S&P 600/Barra Value, returned a much larger 13.14% per year. What do these small-cap stocks have to do with our Fund? During this period, our blue-chip stocks simply did not catch most investors’ eyes…yet. We are confident that our best days still lie ahead, when traditional large-cap value will likely experience an extended period of being in favor. Moreover, the historically long run for small company stocks makes our stocks that much more attractively priced and, we firmly believe, brings the day they will lead the market that much closer.

1

Looking at just the past fiscal year, some of our investments have produced above-average results in a very short period, while others—as is typical of stock investing—will require more time. Exxon Mobil (up 38.06% during the year) and General Electric (up 20.38%) are world-class companies with impressive short-term gains. Their stellar financial strength and consistent profits were the apparent attractions in an uncertain economic environment. On the other side, our healthy stake in the “Financials” sector held us back a little, but we believe only temporarily. Courtesy of the Federal Reserve, we all know interest rates are on the rise. While this tends to dampen the profits of many financial service companies, we consider our holdings (e.g., Bank of America and Allstate) to be clearly undervalued and most able to adapt to a changing interest-rate environment.

Thank you for joining us as shareholders in the Edgar Lomax Value Fund. We will make every effort to ensure your decision to invest with us proves to be a good one.
Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Investment performance reflects expense waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500/BARRA Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios, which is calculated by dividing the current price of the stock by the company’s book value per share. The S&P 600/BARRA Value Index is a market capitalization-weighted index of all of the stocks in the S&P Smallcap 600 that have low price-to-book ratios.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the following Annual Report for current Fund holdings information.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC. (12/04)

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EDGAR LOMAX VALUE FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value Fund vs. the S&P 500 Index, the Lipper Large Cap Value Fund Index, and the S&P 500 Barra Value Index

Total Return:	One Year	Five Years[2]	Since Inception[2]
Edgar Lomax Value Fund[1]	9.39%	2.10%	4.22%
S&P 500 Index	9.42%	-2.21%	4.01%
Lipper Large Cap Value Fund Index	11.77%	0.62%	4.12%
S&P 500 Barra Value Index	14.49%	1.48%	4.72%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524.

Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500 Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 Index with lower price-to-book ratios.

The Lipper Large Cap Value Fund Index consists of the largest funds as tracked by Lipper, Inc. Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

One cannot invest directly in an index.

[1]	The Fund commenced operations on December 12, 1997.
[2]	Average Annual Total Return represents the average annual change in account value over the period indicated

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EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at October 31, 2004

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/04 - 10/31/04).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses having been limited to 1.23% per the advisory agreement. Effective November 1, 2004, the investment advisor to the Fund has agreed to limit actual net expenses to 1.14%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to that of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value 5/1/04	Ending Account Value 10/31/04	Expenses Paid During Period 5/1/04 - 10/31/04

Actual	$1,000.00	$1,029.20	$6.27
Hypothetical (5% return	$1,000.00	$1,018.95	$6.24
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

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EDGAR LOMAX VALUE FUND

ALLOCATION OF PORTFOLIO ASSETS at October 31, 2004

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EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2004

Shares	COMMON STOCKS: 94.98%	Market Value

	Automobiles & Components: 3.40%
6,800	Ford Motor Co.	$88,604
9,025	General Motors Corp.	347,914
		436,518
	Banks: 6.36%
6,800	Bank of America Corp.	304,572
6,400	U.S. Bancorp	183,104
5,500	Wells Fargo & Co.	328,460
		816,136
	Capital Goods: 9.23%
3,100	General Dynamics Corp.	316,572
19,700	General Electric Co.	672,164
2,100	United Technologies Corp.	194,922
		1,183,658

	Consumer Durables & Apparel: 2.54%
10,775	Eastman Kodak Co.	326,267

	Diversified Financials: 21.00%
1,100	American Express Co.	58,377
12,500	Citigroup, Inc.	554,625
16,565	J.P. Morgan Chase & Co.	639,409
2,600	Lehman Brothers Holdings, Inc.	213,590
6,600	Merrill Lynch & Co., Inc.	356,004
8,000	Morgan Stanley	408,720
4,700	The Goldman Sachs Group, Inc.	462,386
		2,693,111
	Energy: 5.68%
14,800	Exxon Mobil Corp.	728,456

	Food, Beverage & Tobacco: 4.21%
11,150	Altria Group, Inc.	540,329

	Healthcare Equipment & Services: 4.11%
8,300	Cigna Corp.	526,718

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2004, continued

Shares	COMMON STOCKS: 94.98%	Market Value

	Insurance: 2.36%
6,300	Allstate Corp.	$302,967

	Materials: 2.72%
8,138	E. I. du Pont de Nemours and Co.	348,876

	Pharmaceuticals & Biotechnology: 5.04%
9,800	Bristol-Myers Squibb Co.	229,614
13,300	Merck & Co., Inc.	416,423
		646,037

	Retailing: 9.09%
18,000	Limited Brands	446,040
1,500	May Department Stores Co.	39,090
12,100	RadioShack Corp.	362,153
2,400	Sears, Roebuck & Co.	84,000
5,700	The Home Depot, Inc.	234,156
		1,165,439

	Telecommunication Services: 11.06%
30,480	AT&T Corp.	521,513
23,400	SBC Communucations, Inc.	591,084
7,800	Verizon Communications, Inc.	304,980
		1,417,577

	Transportation: 5.93%
8,700	Burlington Northern Santa Fe Corp.	363,747
11,700	Norfolk Southern Corp.	397,215
		760,962

	Utilities: 2.25%
9,125	The Southern Co.	288,259

	Total Common Stocks (Cost $11,278,179)	12,181,310

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2004, continued

Shares	COMMON STOCKS: 94.98%	Market Value
	Short-Term Investments: 4.83%
523,420	Federated Cash Trust Money Market	$523,420
95,596	SEI Daily Income Treasurey Government - Class B	95,596
	Total Short-Term Investments (Cost $619,016)	619,016

	Total Investments in Securities (Cost $11,897,195): 99.81%	12,800,326
	Other Assets In Excess of Liabilities: 0.19%	24,008
	Net Assets: 100.00%	$12,824,334

See accompanying Notes to Financial Statements.

8

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2004

ASSETS
Investments in securities, at value (identified cost of $11,897,195)	$12,800,326
Cash	2,000
Receivables
Fund shares sold	2,723
Dividends and interest	40,445
Prepaid expenses	9,379
Total assets	12,854,873

LIABILITIES
Payables
Due to advisor	706
Administration fees	2,466
Transfer agent fees	3,776
Fund accounting fees	3,527
Audit fees	15,000
Shareholder reporting fees	2,696
Accrued expenses	2,368
Total liabilities	30,539

NET ASSETS	$12,824,334

Net asset value, offering and redemption price per share
[$12,824,334/1,135,454 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$11.29

COMPONENTS OF NET ASSETS
Paid-in capital	$11,701,101
Undistributed net investment income	190,012
Accumulated net realized gain on investments	30,090
Net unrealized appreciation on investments	903,131
Net assets	$12,824,334

See accompanying Notes to Financial Statements.

9

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS for year ended October 31, 2004

INVESTMENT INCOME

Dividend Income	$342,448
Expenses
Advisory fees (Note 3)	116,653
Administration fees (Note 3)	30,000
Professional fees	25,542
Transfer agent fees	23,573
Fund accounting fees	21,206
Registration fees	21,133
Trustee fees	8,235
Shareholder Reporting	5,816
Custody fees	4,792
Miscellaneous	4,287
Insurance expense	1,830
Total expenses	263,067
Less: advisory fee waiver and absorption (Note 3)	(110,631)
Net expenses	152,436
Net investment income	190,012

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	238,250
Net change in unrealized appreciation on investments	654,994
Net realized and unrealized gain on investments	893,244
Net Increase in Net Assets Resulting from Operations	$1,083,256

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2004	Year Ended October 31, 2003
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$190,012	$163,805
Net realized gain on investments	238,250	199,172
Net change in unrealized appreciation on investments	654,994	1,260,403
Net increase in net assets resulting from operations	1,083,256	1,623,380

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(163,784)	(122,057)
Total dividends and distributions to shareholders	(163,784)	(122,057)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from net change
in outstanding shares (a)	518,982	3,081,133
Total increase in net assets	1,438,454	4,582,456

NET ASSETS
Beginning of year	11,385,880	6,803,424
End of year	$12,824,334	$11,385,880

(a) A summary of share transactions is as follows:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Paid in Capital	Shares	Paid in Capital
Shares sold	137,897	$1,527,126	567,891	$5,278,487
Shares issued on reinvestments of distributions	14,750	163,582	13,423	121,879
Shares redeemed	(105,882)	(1,171,726)	(246,454)	(2,319,233)
Net increase	46,765	$518,982	334,860	$3,081,133

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended October 31

	2004	2003	2002	2001	2000

Net asset value, beginning of year	$10.46	$9.03	$10.09	$11.52	$11.85
Income from investment operations:
Net investment income	0.17	0.15	0.16	0.13	0.12
Net realized and unrealized
gain/(loss) on investments	0.81	1.44	(0.96)	(1.17)	0.26
Total from investment operations	0.98	1.59	(0.80)	(1.04)	0.38

Less distributions:
From net investment income	(0.15)	(0.16)	(0.13)	(0.11)	(0.10)
From net realized gain on investments	-	-	(0.13)	(0.28)	(0.61)
Total distributions	(0.15)	(0.16)	(0.26)	(0.39)	(0.71)

Net asset value, end of year	$11.29	$10.46	$9.03	$10.09	$11.52

Total return	9.39%	17.89%	(8.28%)	(9.48%)	3.65%

Ratios/supplemental data:
Net assets, end of year (thousands)	$12,824	$11,386	$6,803	$5,027	$4,759

Ratio of expenses to average net assets:
Before expense reimbursement	2.13%	2.59%	2.76%	2.99%	3.59%
After expense reimbursement	1.23%	1.23%	1.23%	1.31%	1.75%

Ratio of net investment income to average net assets:
After expense reimbursement	1.54%	1.88%	1.82%	1.24%	1.22%

Portfolio turnover rate	10.72%	74.84%	59.24%	30.47%	47.43%

See accompanying Notes to Financial Statements.

12

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31 , 2004

NOTE 1 - ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

13

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2004

E.	Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2004, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees based upon the Fund’s performance versus the S&P/Barra Value Index. For the year ended October 31, 2004, the Fund incurred $116,653 in advisory fees, and waived an additional $7,278 of advisory fees.

The Fund is responsible for its own operating expenses. For the year ended October 31, 2004, the Advisor reduced fees payable to it by the Fund and paid Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.23% of average net assets. Effective, November 1, 2004, the Advisor has agreed to reduce fees payable to it by the Fund and pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.14% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2004, the Advisor reduced its fees and absorbed Fund expenses in the amount of $110,631; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2005	$102,847
2006	118,795
2007	110,631
$332,273

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

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EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2004, continued

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the year ended October 31, 2004, the Fund incurred $30,000 in administration fees.
U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.
Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.
Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,797,175 and $1,252,453, respectively.

NOTE 5 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax composition of distributions paid during the years ended October 31, 2004 and 2003 were as follows:

Ordinary Income	2004	2003
	$ 163,784	$ 122,057

As of October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$11,962,376

Gross tax unrealized appreciation	1,585,843
Gross tax unrealized depreciation	(747,893)
Net tax unrealized appreciation	$837,950

Undistributed ordinary income	$223,279
Undistributed long-term capital gain	62,005
Total distributable earnings	$285,284

Other accumulated gains/losses	$-
Total accumulated earnings	$1,123,234

During the fiscal year ended October 31, 2004, the Fund utilized its capital loss carryforward of $155,988.

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EDGAR LOMAX VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of the Edgar Lomax Value Fund
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of the Edgar Lomax Value Fund, a series of Advisors Series Trust, including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2002 were audited by other auditors whose report dated December 18, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund as of October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 12, 2004

16

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at October 31, 2004 (Unaudited)

For the year ended October 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2004 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s N-Q is also available by calling 1-866-205-0524.

17

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*

Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way Glendora, CA 91741 Trustee Management Consultant. Other Directorships: Nicholas-Applegate Funds, Citigroup, Pimco Advisors, LLP and Senele Group
James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, Black Rock Funds, Jacobs Engineering,
Arena Pharmaceuticals, Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way Glendora, CA 91741 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds

18

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way Glendora, CA 91741 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President,
Investment Company Administration, LLC (“ICA”) (The Fund’s former administrator).

Rodney A. DeWalt, Born 1967	2003	1
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC (since January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	2003	1
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

*The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

19

Advisor
The Edgar Lomax Compan
6564 Loisdale Court, Suite 310
Springfield, Virginia 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202 (866) 205-0524

Independent Registered Public Accounting Firm
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th
Floor San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call (866) 205-0524.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2004	FYE 10/31/2003
Audit Fees	$13,000	$13,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2004	FYE 10/31/2003
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 10. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)_/s/ Eric M. Banhazl
                                                          Eric M. Banhazl, President

Date January 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
                                              Eric M. Banhazl, President

Date January 3, 2005

By (Signature and Title)* _/s/ Douglas G. Hess
                                              Douglas G. Hess, Treasurer

Date January 4, 2005

* Print the name and title of each signing officer under his or her signature.